Exhibit 99.1

                             JOINT FILING AGREEMENT

         The undersigned hereby agree that the statement on Schedule 13G with respect to the shares of common stock of NovaDel Pharma Inc. is, and any amendment thereto signed by each of the undersigned shall be, filed on behalf of each of the undersigned pursuant to and in accordance with the provisions of Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended. The undersigned hereby further agree that this Joint Filing Agreement be included as an exhibit to such statement and any such amendment. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.


Dated: November 30, 2005
                                             /s/ Pasquale DeAngelis
                                             -----------------------------------
                                             Pasquale DeAngelis,  as a member of
                                             ProQuest  Associates III LLC and on
                                             behalf of ProQuest Investments III,
                                             L.P.,  and as a member of  ProQuest
                                             Associates  II LLC and on behalf of
                                             ProQuest  Investments  II, L.P. and
                                             ProQuest  Investments  II  Advisors
                                             Fund, L.P.


                                                             *
                                             -----------------------------------
                                             Jay Moorin, individually

                                                             *
                                             -----------------------------------
                                             Alain Schreiber, individually



*By: /s/ Pasquale DeAngelis
     --------------------------------------------
     Pasquale DeAngelis, Attorney-in-Fact
     Power of attorney filed as an exhibit hereto